Exhibit 4.1

SIXTH SUPPLEMENTAL INDENTURE

GILEAD SCIENCES, INC.

AND

WELLS FARGO BANK, NATIONAL ASSOCIATION,

AS TRUSTEE

Sixth Supplemental Indenture

Dated as of September 20, 2016

Supplementing the Indenture

Dated as of March 30, 2011

1.950% Senior Notes due 2022

2.500% Senior Notes due 2023

2.950% Senior Notes due 2027

4.000% Senior Notes due 2036

4.150% Senior Notes due 2047

SIXTH SUPPLEMENTAL INDENTURE, dated as of September 20, 2016 (this “Sixth Supplemental Indenture”), between Gilead Sciences, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company”), and Wells Fargo Bank, National Association, a national banking association, as Trustee (herein called the “Trustee”);

RECITALS:

WHEREAS, the Company and the Trustee have heretofore executed and delivered an Indenture, dated as of March 30, 2011 (as heretofore supplemented, the “Base Indenture” and, together with the Sixth Supplemental Indenture, the “Indenture”), providing for the issuance from time to time of the Company’s debentures, notes or other evidences of indebtedness (herein and therein called the “Securities”), to be issued in one or more series as provided in the Base Indenture;

WHEREAS, Section 12.1 of the Base Indenture permits the Company and the Trustee to enter into an indenture supplemental to the Base Indenture to establish the form and terms of any series of Securities;

WHEREAS, Section 2.1 of the Base Indenture permits the form of Securities of any series to be established in an indenture supplemental to the Base Indenture;

WHEREAS, Section 3.1 of the Base Indenture permits certain terms of any series of Securities to be established pursuant to an indenture supplemental to the Base Indenture;

WHEREAS, pursuant to Sections 2.1 and 3.1 of the Base Indenture, the Company desires to provide for the establishment of five new series of Securities under the Base Indenture, the form and substance of such Securities and the terms, provisions and conditions thereof to be set forth as provided in the Base Indenture and this Sixth Supplemental Indenture; and

WHEREAS, all things necessary to make this Sixth Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

NOW, THEREFORE, for and in consideration of the foregoing and the purchase of the Securities of five new series established by this Sixth Supplemental Indenture by the holders thereof (the “Holders”), it is mutually agreed, for the equal and proportionate benefit of all such Holders, as follows:

ARTICLE 1

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01    Relation to Base Indenture. This Sixth Supplemental Indenture constitutes a part of the Base Indenture (the provisions of which, as modified by this Sixth Supplemental Indenture, shall apply to each series of Notes (as defined in Section 7.01(a))) in respect of such series of Notes but shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series.

Section 1.02    Definitions. For all purposes of this Sixth Supplemental Indenture, the capitalized terms used herein (i) which are defined in this Section 1.02 have the respective meanings assigned hereto in this Section 1.02 and (ii) which are defined in the Base Indenture (and which are not defined in this Section 1.02) have the respective meanings assigned thereto in the Base Indenture. For all purposes of this Sixth Supplemental Indenture:

(a)    Unless the context otherwise requires, any reference to an Article or Section refers to an Article or Section, as the case may be, of this Sixth Supplemental Indenture;

(b)    The words “herein,” “hereof” and “hereunder” and words of similar import refer to this Sixth Supplemental Indenture as a whole and not to any particular Article, Section or other subdivision;

(c)    Headings are for convenience of reference only and do not affect interpretations; and

(d)    The terms defined in this Section 1.02(d) have the meanings assigned to them in this Section and include the plural as well as the singular:

    “Notes” has the meaning set forth in Section 7.01(a).

ARTICLE 2

GENERAL TERMS AND CONDITIONS OF THE 2022 NOTES

Section 2.01    Terms of the 2022 Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)    Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “1.950% Senior Notes due 2022” (the “2022 Notes”) of the Company. This series of 2022 Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2022 Notes to be issued under this Sixth Supplemental Indenture shall be $500,000,000. Any additional amounts of the 2022 Notes to be issued shall be set forth in a Company Order.

(b)    Form and Denominations. The 2022 Notes will be issued only in fully registered form, and the authorized denominations of the 2022 Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2022 Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit A attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2022 Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)    Maturity Date. The Stated Maturity of principal for the 2022 Notes shall be payable in full on March 1, 2022 (the “2022 Notes Maturity Date”).

(d)    Interest. Interest payable on any 2022 Notes Interest Payment Date (as defined below), the 2022 Notes Maturity Date, or if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture) shall be the amount accrued from, and including, the immediately preceding 2022 Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 20, 2016 if no interest has been paid or duly provided for with respect to the 2022 Notes) to but excluding such 2022 Notes Interest Payment Date, 2022 Notes Maturity Date or, if applicable, Redemption Date, as the case may be (each, a “2022 Notes Interest Period”). The 2022 Notes will bear interest at the rate of 1.950% per year from the original issue date thereof to the 2022 Notes Maturity Date. Interest on the 2022 Notes shall be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2017 (each such date, a “2022 Notes Interest Payment Date”). The amount of interest payable for any semi-annual 2022 Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any 2022 Notes Interest Payment Date on or before the 2022 Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2022 Notes Maturity Date or a Redemption Date for any Note falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2022 Notes Maturity Date for such 2022 Note). Interest due on the 2022 Notes Maturity Date or a Redemption Date (in each case, whether or not a 2022 Notes Interest Payment Date) will be paid to the Person to whom principal of such 2022 Notes is payable.

(e)    Sinking Fund; Holder Repurchase Right. The 2022 Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)    Forms. The 2022 Notes shall be substantially in the form of Exhibit A attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)    Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2022 Notes.

(h)    Defeasance. Until the applicable 2022 Notes Maturity Date, the 2022 Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)    Further Issues. The Company may from time to time, without the consent of the Holders of 2022 Notes, issue additional 2022 Notes. Any such additional 2022 Notes will have the same ranking, interest rate, maturity date and other terms as the 2022 Notes. Any such additional 2022 Notes, together with the 2022 Notes herein provided for, will constitute a single series of Securities under the Indenture.

ARTICLE 3

GENERAL TERMS AND CONDITIONS OF THE 2023 NOTES

Section 3.01    Terms of the 2023 Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)    Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “2.500% Senior Notes due 2023” (the “2023 Notes”) of the Company. This series of 2023 Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2023 Notes to be issued under this Sixth Supplemental Indenture shall be $750,000,000. Any additional amounts of the 2023 Notes to be issued shall be set forth in a Company Order.

(b)    Form and Denominations. The 2023 Notes will be issued only in fully registered form, and the authorized denominations of the 2023 Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2023 Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit B attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2023 Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)    Maturity Date. The Stated Maturity of principal for the 2023 Notes shall be payable in full on September 1, 2023 (the “2023 Notes Maturity Date”).

(d)    Interest. Interest payable on any 2023 Notes Interest Payment Date (as defined below), the 2023 Notes Maturity Date, or if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture) shall be the amount accrued from, and including, the immediately preceding 2023 Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 20, 2016 if no interest has been paid or duly provided for with respect to the 2023 Notes) to but excluding such 2023 Notes Interest Payment Date, 2023 Notes Maturity Date or, if applicable, Redemption Date, as the case may be (each, a “2023 Notes Interest Period”). The 2023 Notes will bear interest at the rate of 2.500% per year from the original issue date thereof to the 2023 Notes Maturity Date. Interest on the 2023 Notes shall be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2017 (each such date, a “2023 Notes Interest Payment Date”). The amount of interest payable for any semi-annual 2023 Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any 2023 Notes Interest Payment Date on or before the 2023 Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2023 Notes Maturity Date or a Redemption Date for any Note falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2023 Notes Maturity Date for such 2023 Note). Interest due on the 2023 Notes Maturity Date or a Redemption Date (in each case, whether or not a 2023 Notes Interest Payment Date) will be paid to the Person to whom principal of such 2023 Notes is payable.

(e)    Sinking Fund; Holder Repurchase Right. The 2023 Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)    Forms. The 2023 Notes shall be substantially in the form of Exhibit B attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)    Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2023 Notes.

(h)    Defeasance. Until the applicable 2023 Notes Maturity Date, the 2023 Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)    Further Issues. The Company may from time to time, without the consent of the Holders of 2023 Notes, issue additional 2023 Notes. Any such additional 2023 Notes will have the same ranking, interest rate, maturity date and other terms as the 2023 Notes. Any such additional 2023 Notes, together with the 2023 Notes herein provided for, will constitute a single series of Securities under the Indenture.

ARTICLE 4

GENERAL TERMS AND CONDITIONS OF THE 2027 NOTES

Section 4.01    Terms of the 2027 Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)    Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “2.950% Senior Notes due 2027” (the “2027 Notes”) of the Company. This series of 2027 Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2027 Notes to be issued under this Sixth Supplemental Indenture shall be $1,250,00,000. Any additional amounts of the 2027 Notes to be issued shall be set forth in a Company Order.

(b)    Form and Denominations. The 2027 Notes will be issued only in fully registered form, and the authorized denominations of the 2027 Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2027 Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit C attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2027 Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)    Maturity Date. The Stated Maturity of principal for the 2027 Notes shall be payable in full on March 1, 2027 (the “2027 Notes Maturity Date”).

(d)    Interest. Interest payable on any 2027 Notes Interest Payment Date (as defined below), the 2027 Notes Maturity Date, or if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture) shall be the amount accrued from, and including, the immediately preceding 2027 Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 20, 2016 if no interest has been paid or duly provided for with respect to the 2027 Notes) to but excluding such 2027 Notes Interest Payment Date, 2027 Notes Maturity Date or, if applicable, Redemption Date, as the case may be (each, a “2027 Notes Interest Period”). The 2027 Notes will bear interest at the rate of 2.950% per year from the original issue date thereof to the 2027 Notes Maturity Date. Interest on the 2027 Notes shall be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2017 (each such date, a “2027 Notes Interest Payment Date”). The amount of interest payable for any semi-annual 2027 Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any 2027 Notes Interest Payment Date on or before the 2027 Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2027 Notes Maturity Date or a Redemption Date for any Note falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2027 Notes Maturity Date for such 2027 Note). Interest due on the 2027 Notes Maturity Date or a Redemption Date (in each case, whether or not a 2027 Notes Interest Payment Date) will be paid to the Person to whom principal of such 2027 Notes is payable.

(e)    Sinking Fund; Holder Repurchase Right. The 2027 Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)    Forms. The 2027 Notes shall be substantially in the form of Exhibit C attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)    Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2027 Notes.

(h)    Defeasance. Until the applicable 2027 Notes Maturity Date, the 2027 Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)    Further Issues. The Company may from time to time, without the consent of the Holders of 2027 Notes, issue additional 2027 Notes. Any such additional 2027 Notes will have the same ranking, interest rate, maturity date and other terms as the 2027 Notes. Any such additional 2027 Notes, together with the 2027 Notes herein provided for, will constitute a single series of Securities under the Indenture.

ARTICLE 5

GENERAL TERMS AND CONDITIONS OF THE 2036 NOTES

Section 5.01    Terms of the 2036 Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)    Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “4.000% Senior Notes due 2036” (the “2036 Notes”) of the Company. This series of 2036 Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2036 Notes to be issued under this Sixth Supplemental Indenture shall be $750,000,000. Any additional amounts of the 2036 Notes to be issued shall be set forth in a Company Order.

(b)    Form and Denominations. The 2036 Notes will be issued only in fully registered form, and the authorized denominations of the 2036 Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2036 Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit D attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2036 Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)    Maturity Date. The Stated Maturity of principal for the 2036 Notes shall be payable in full on September 1, 2036 (the “2036 Notes Maturity Date”).

(d)    Interest. Interest payable on any 2036 Notes Interest Payment Date (as defined below), the 2036 Notes Maturity Date, or if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture) shall be the amount accrued from, and including, the immediately preceding 2036 Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 20, 2016 if no interest has been paid or duly provided for with respect to the 2036 Notes) to but excluding such 2036 Notes Interest Payment Date, 2036 Notes Maturity Date or, if applicable, Redemption Date, as the case may be (each, a “2036 Notes Interest Period”). The 2036 Notes will bear interest at the rate of 4.000% per year from the original issue date thereof to the 2036 Notes Maturity Date. Interest on the 2036 Notes shall be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2017 (each such date, a “2036 Notes Interest Payment Date”). The amount of interest payable for any semi-annual 2036 Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any 2036 Notes Interest Payment Date on or before the 2036 Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2036 Notes Maturity Date or a Redemption Date for any Note falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2036 Notes Maturity Date for such 2036 Note). Interest due on the 2036 Notes Maturity Date or a Redemption Date (in each case, whether or not a 2036 Notes Interest Payment Date) will be paid to the Person to whom principal of such 2036 Notes is payable.

(e)    Sinking Fund; Holder Repurchase Right. The 2036 Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)    Forms. The 2036 Notes shall be substantially in the form of Exhibit D attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)    Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2036 Notes.

(h)    Defeasance. Until the applicable 2036 Notes Maturity Date, the 2036 Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)    Further Issues. The Company may from time to time, without the consent of the Holders of 2036 Notes, issue additional 2036 Notes. Any such additional 2036 Notes will have the same ranking, interest rate, maturity date and other terms as the 2036 Notes. Any such additional 2036 Notes, together with the 2036 Notes herein provided for, will constitute a single series of Securities under the Indenture.

ARTICLE 6

GENERAL TERMS AND CONDITIONS OF THE 2047 NOTES

Section 6.01    Terms of the 2047 Notes. Pursuant to Sections 2.1 and 3.1 of the Base Indenture, there is hereby established a new series of Securities, the terms of which shall be as follows:

(a)    Designation. There is hereby authorized and established a new series of Securities under the Base Indenture, known and designated as the “4.150% Senior Notes due 2047” (the “2047 Notes” and, together with the 2022 Notes, the 2023 Notes, the 2027 Notes and the 2036 Notes, the “Notes”) of the Company. This series of 2047 Notes is unlimited in aggregate principal amount. The initial aggregate principal amount of the 2047 Notes to be issued under this Sixth Supplemental Indenture shall be $1,750,000,000. Any additional amounts of the 2047 Notes to be issued shall be set forth in a Company Order.

(b)    Form and Denominations. The 2047 Notes will be issued only in fully registered form, and the authorized denominations of the 2047 Notes shall be $2,000 principal amount and any integral multiple of $1,000 in excess thereof. The 2047 Notes will initially be issued in the form of one or more Global Securities substantially in the form of Exhibit E attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same. The 2047 Notes will be denominated in U.S. dollars and payments of principal, premium, if any, and interest will be made in U.S. dollars.

(c)    Maturity Date. The Stated Maturity of principal for the 2047 Notes shall be payable in full on March 1, 2047 (the “2047 Notes Maturity Date”).

(d)    Interest. Interest payable on any 2047 Notes Interest Payment Date (as defined below), the 2047 Notes Maturity Date, or if applicable, the Redemption Date (as determined in accordance with Section 4.2 of the Base Indenture) shall be the amount accrued from, and including, the immediately preceding 2047 Notes Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including the original issue date of September 20, 2016 if no interest has been paid or duly provided for with respect to the 2047 Notes) to but excluding such 2047 Notes Interest Payment Date, 2047 Notes Maturity Date or, if applicable, Redemption Date, as the case may be (each, a “2047 Notes Interest Period”). The 2047 Notes will bear interest at the rate of 4.150% per year from the original issue date thereof to the 2047 Notes Maturity Date. Interest on the 2047 Notes shall be payable semi-annually in arrears on March 1 and September 1 of each year, beginning on March 1, 2017 (each such date, a “2047 Notes Interest Payment Date”). The amount of interest payable for any semi-annual 2047 Notes Interest Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. In the event any 2047 Notes Interest Payment Date on or before the 2047 Notes Maturity Date falls on a day that is not a Business Day, the interest payment due on that date will be postponed to the next day that is a Business Day and no interest shall accrue as a result of such postponement.

In the event the 2047 Notes Maturity Date or a Redemption Date for any Note falls on a day that is not a Business Day, then the related payments of principal, premium, if any, and interest may be made on the next succeeding date that is a Business Day (and no additional interest will accumulate on the amount payable for the period from and after the 2047 Notes Maturity Date for such 2047 Note). Interest due on the 2047 Notes Maturity Date or a Redemption Date (in each case, whether or not a 2047 Notes Interest Payment Date) will be paid to the Person to whom principal of such 2047 Notes is payable.

(e)    Sinking Fund; Holder Repurchase Right. The 2047 Notes shall not be subject to any sinking fund or analogous provision or be redeemable at the option of the Holders.

(f)    Forms. The 2047 Notes shall be substantially in the form of Exhibit E attached hereto, with such modifications thereto as may be approved by the authorized officer executing the same.

(g)    Appointment of Agent. The Trustee will initially be the Registrar and Paying Agent with respect to the 2047 Notes.

(h)    Defeasance. Until the applicable 2047 Notes Maturity Date, the 2047 Notes will be subject to Sections 11.2 and 11.3 of the Base Indenture.

(i)    Further Issues. The Company may from time to time, without the consent of the Holders of 2047 Notes, issue additional 2047 Notes. Any such additional 2047 Notes will have the same ranking, interest rate, maturity date and other terms as the 2047 Notes. Any such additional 2047 Notes, together with the 2047 Notes herein provided for, will constitute a single series of Securities under the Indenture.

ARTICLE 7

COVENANTS

Section 7.01    Exempted Liens and Sale and Leaseback Transactions. Section 5.4 of the Base Indenture is eliminated in its entirety and replaced, solely insofar as it relates to the Securities issued pursuant to the Sixth Supplemental Indenture on and after the date of this Sixth Supplemental Indenture:

“Section 5.4    Exempted Liens and Sale and Leaseback Transactions. Notwithstanding the restrictions described in Sections 5.2 and 5.3 above, the Corporation or any Restricted Subsidiary may create or assume any Liens not otherwise permitted under Section 5.2 or enter into any Sale and Leaseback Transactions not otherwise permitted under Section 5.3, if the sum of the following does not exceed 20% of Consolidated Net Tangible Assets:

(i)    the outstanding Indebtedness secured by such Liens (not including any Liens permitted under Section 5.2 above which amount does not include any Liens permitted under the provisions of this Section 5.4); plus

(ii)    all Attributable Debt in respect of such Sale and Leaseback Transactions entered into (not including any Sale and Leaseback Transactions permitted under Section 5.3 which amount does not include any Sale and Leaseback Transactions permitted under the provisions of this Section 5.4), measured, in each case, at the time such Lien is incurred or any such Sale and Leaseback Transaction is entered into by the Corporation or such Restricted Subsidiary.”

ARTICLE 8

EVENTS OF DEFAULT

Section 8.01    Events of Default. Pursuant to Section 7.1 of the Base Indenture, the term “Event of Default” with respect to each series of Notes shall include, in addition to those otherwise set forth in Section 7.1 of the Base Indenture, the following: the occurrence with respect to any Debt of the Company individually or in the aggregate in excess of $150,000,000 of (a) an event of default that results in such Debt becoming due and payable prior to its scheduled maturity (after giving effect to any applicable grace period) or (b) the failure to make any payment when due (including any applicable grace period) which results in the acceleration of the maturity of such Debt, in each case without such acceleration having been rescinded, annulled or otherwise cured.

ARTICLE 9

REDEMPTION OF THE NOTES

Section 9.01    Optional Redemption by Company. Each series of Notes may be redeemed at the option of the Company on the terms and conditions set forth in the form of Note as set forth as Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E, as applicable.

ARTICLE 10

CHANGE OF CONTROL

Section 10.01    Offer to Purchase Upon Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event (as defined in the form of Note set forth as Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E, as applicable), except with respect to any series of Notes for which the Company has exercised its option to redeem the Notes of such series in full pursuant to Section 9.01, the Company shall be required to make an offer to each Holder of the applicable series of Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s applicable series of Notes on the terms and conditions set forth in the form of Note set forth as Exhibit A, Exhibit B, Exhibit C, Exhibit D or Exhibit E, as applicable.

ARTICLE 11

MISCELLANEOUS

Section 11.01    Relationship to Existing Base Indenture. This Sixth Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture. The Base Indenture, as supplemented and amended by this Sixth Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to each series of Notes, the Base Indenture, as supplemented and amended by this Sixth Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 11.02    Modification of the Existing Base Indenture. Except as expressly modified by this Sixth Supplemental Indenture, the provisions of the Base Indenture shall govern the terms and conditions of each series of Notes.

Section 11.03    Governing Law. This Sixth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

Section 11.04    Counterparts. This Sixth Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 11.05    Trustee Makes No Representation. The recitals contained herein are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Sixth Supplemental Indenture (except for its execution thereof and its certificates of authentication of any series of Notes).

Section 11.06    Separability. In case any provision in the Base Indenture, this Sixth Supplemental Indenture or any series of Notes shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed and attested all as of the day and year first above written.

Date: September 20, 2016

GILEAD SCIENCES, INC.,
as Issuer

By:	/s/ Robin L. Washington
Name:	Robin L. Washington
Title:	Executive Vice President and Chief Financial Officer

WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Martin Reed
Name:	Martin Reed
Title:	Vice President

[Sixth Supplemental Indenture]

EXHIBIT A

FORM OF 2022 SENIOR NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No.	CUSIP NO. 375558 BH5
$

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                      DOLLARS ($            ), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on March 1, 2022 and to pay interest thereon from September 20, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1, in each year, commencing March 1, 2017 at the rate of 1.950% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global 2022 Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK,
NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2022 NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Sixth Supplemental Indenture dated as of September 20, 2016 (herein called the “Sixth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $500,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. The Securities of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, upon not less than 30 nor more than 60 days’ notice mailed to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date or (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 12.5 basis points, plus in each case accrued and unpaid interest thereon to the Redemption Date; provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

For purposes of determining the optional redemption price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The semi-annual equivalent yield to maturity of the Comparable Treasury Issue will be computed as of the third business day immediately preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, their successors and two other nationally recognized investment banking firms; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

The Securities of this series are also subject to redemption at the Company’s option, at any time on or after February 1, 2022, in whole or in part, upon not less than 30 nor more than 60 days’ notice mailed to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest to the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described above, it will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)    accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c)    deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to mail promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and mail (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)    the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)    the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)    the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction;

(d)    the first day on which a majority of the Company’s members of its board of directors are not Continuing Directors; or

(e)    the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s board of directors who (a) was a member of such board of directors on September 20, 2016 or (b) was nominated for election, elected or appointed to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and                      hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT B

FORM OF 2023 SENIOR NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No.	CUSIP NO. 375558 BL6
$

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                      DOLLARS ($            ), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 1, 2023 and to pay interest thereon from September 20, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing March 1, 2017 at the rate of 2.500% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global 2023 Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2023 NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Sixth Supplemental Indenture dated as of September 20, 2016 (herein called the “Sixth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $750,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. The Securities of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, upon not less than 30 nor more than 60 days’ notice mailed to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date or (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 15 basis points, plus in each case accrued and unpaid interest thereon to the Redemption Date; provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

For purposes of determining the optional redemption price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The semi-annual equivalent yield to maturity of the Comparable Treasury Issue will be computed as of the third business day immediately preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, their successors and two other nationally recognized investment banking firms; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

The Securities of this series are also subject to redemption at the Company’s option, at any time on or after July 1, 2023, in whole or in part, upon not less than 30 nor more than 60 days’ notice mailed to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest to the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described above, it will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)    accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c)    deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to mail promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and mail (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)    the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)    the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)    the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction;

(d)    the first day on which a majority of the Company’s members of its board of directors are not Continuing Directors; or

(e)    the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s board of directors who (a) was a member of such board of directors on September 20, 2016 or (b) was nominated for election, elected or appointed to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and                      hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT C

FORM OF 2027 SENIOR NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No.	CUSIP NO. 375558 BM4

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of              DOLLARS ($            ), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on March 1, 2027 and to pay interest thereon from September 20, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing March 1, 2017, at the rate of 2.950% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global 2027 Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2027 NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Sixth Supplemental Indenture dated as of September 20, 2016 (herein called the “Sixth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,250,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. The Securities of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, upon not less than 30 nor more than 60 days’ notice mailed to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date or (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 20 basis points, plus in each case accrued and unpaid interest thereon to the Redemption Date; provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

For purposes of determining the optional redemption price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The semi-annual equivalent yield to maturity of the Comparable Treasury Issue will be computed as of the third business day immediately preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, their successors and two other nationally recognized investment banking firms; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

The Securities of this series are also subject to redemption at the Company’s option, at any time on or after December 1, 2026, in whole or in part, upon not less than 30 nor more than 60 days’ notice mailed to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest to the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described above, it will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)    accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c)    deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to mail promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and mail (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)    the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)    the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)    the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction;

(d)    the first day on which a majority of the Company’s members of its board of directors are not Continuing Directors; or

(e)    the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s board of directors who (a) was a member of such board of directors on

September 20, 2016 or (b) was nominated for election, elected or appointed to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and                      hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT D

FORM OF 2036 SENIOR NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No.	CUSIP 375558 BJ1 $

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                      DOLLARS ($            ), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on September 1, 2036 and to pay interest thereon from September 20, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing March 1, 2017, at the rate of 4.000% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name: Title:

[Global 2036 Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2036 NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Sixth Supplemental Indenture dated as of September 20, 2016 (herein called the “Sixth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $750,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. The Securities of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, upon not less than 30 nor more than 60 days’ notice mailed to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date or (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 25 basis points, plus in each case accrued and unpaid interest thereon to the Redemption Date; provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

For purposes of determining the optional redemption price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The semi-annual equivalent yield to maturity of the Comparable Treasury Issue will be computed as of the third business day immediately preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, their successors and two other nationally recognized investment banking firms; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

The Securities of this series are also subject to redemption at the Company’s option, at any time on or after March 1, 2036, in whole or in part, upon not less than 30 nor more than 60 days’ notice mailed to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest to the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described above, it will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)    accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c)    deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to mail promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and mail (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)    the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)    the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)    the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction;

(d)    the first day on which a majority of the Company’s members of its board of directors are not Continuing Directors; or

(e)    the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s board of directors who (a) was a member of such board of directors on

September 20, 2016 or (b) was nominated for election, elected or appointed to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and                      hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature
Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee

EXHIBIT E

FORM OF 2047 SENIOR NOTE

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF THE DEPOSITARY WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE OR ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

GILEAD SCIENCES, INC.

No.	CUSIP NO. 375558 BK8
$

Interest. Gilead Sciences, Inc., a corporation duly incorporated and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of                      DOLLARS ($            ), as revised by the Schedule of Increases or Decreases in Global Security attached hereto, on March 1, 2047 and to pay interest thereon from September 20, 2016 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 1 and September 1 in each year, commencing March 1, 2017, at the rate of 4.150% per annum, until the principal hereof is paid or made available for payment.

Method of Payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 or August 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Trustee maintained for that purpose in New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Authentication. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

GILEAD SCIENCES, INC.

By:
Name:
Title:

[Global 2047 Note]

[FORM OF CERTIFICATION OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE OF 2047 NOTE]

Indenture. This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of March 30, 2011 (as heretofore supplemented, herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), as supplemented by a Sixth Supplemental Indenture dated as of September 20, 2016 (herein called the “Sixth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”), between the Company and Wells Fargo Bank, National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $1,750,000,000. The Company may at any time issue additional securities under the Indenture in unlimited amounts having the same terms as the Securities.

Optional Redemption. The Securities of this series are subject to redemption at the Company’s option, at any time and from time to time, in whole or in part, upon not less than 30 nor more than 60 days’ notice mailed to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, on any date prior to their Stated Maturity at a Redemption Price equal to the greater of (i) 100% of the principal amount of such Securities to be redeemed, plus accrued and unpaid interest thereon to the Redemption Date or (ii) as determined by an Independent Investment Banker (as defined below), the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below), plus 25 basis points, plus in each case accrued and unpaid interest thereon to the Redemption Date; provided that unless the Company defaults in payment of the Redemption Price, on or after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.

For purposes of determining the optional redemption price, the following definitions are applicable:

“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The semi-annual equivalent yield to maturity of the Comparable Treasury Issue will be computed as of the third business day immediately preceding the Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

“Comparable Treasury Price” means, with respect to any Redemption Date, (1) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company.

“Reference Treasury Dealer” means Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, their successors and two other nationally recognized investment banking firms; provided, however, that, if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another nationally recognized investment banking firm that is a Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third Business Day preceding such Redemption Date.

The Securities of this series are also subject to redemption at the Company’s option, at any time on or after September 1, 2046, in whole or in part, upon not less than 30 nor more than 60 days’ notice mailed to each Holder of Securities to be redeemed at his address as it appears in the records of the Registrar, at a Redemption Price equal to 100% of the principal amount of the Securities to be redeemed, plus accrued and unpaid interest to the Redemption Date.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

Change of Control. If a Change of Control Triggering Event occurs, unless the Company has exercised its right to redeem the Securities as described above, it will be required to make an offer to repurchase all, or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof), of each Holder’s Securities pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of repurchase (the “Change of Control Payment”), subject to the rights of Holders of Securities on the relevant record date to receive interest due on the relevant Interest Payment Date.

Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control but after the public announcement of the pending Change of Control, the Company will be required to mail a notice to Holders of Securities describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”), pursuant to the procedures required herein and described in such notice. The Company must comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control provisions herein, the Company will be required to comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions herein by virtue of such conflicts.

On the Change of Control Payment Date, the Company will be required, to the extent lawful, to:

(a)    accept for payment all Securities or portions of Securities properly tendered, and not validly withdrawn, pursuant to the Change of Control Offer;

(b)    deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered and not validly withdrawn; and

(c)    deliver or cause to be delivered to the Trustee the Securities properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Securities or portions of Securities being purchased by the Company.

The Paying Agent will be required to mail promptly to each Holder who properly tendered Securities the purchase price for such Securities and the Trustee will be required to authenticate and mail (or cause to be transferred by book entry) promptly to each such Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

Notwithstanding the foregoing, the Company will not be required to make a Change of Control Offer with respect to the Securities upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for such an offer made by the Company and the third party purchases all such Securities properly tendered and not validly withdrawn under its offer. Further, the Company will not be required to repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default.

For purposes of the foregoing discussion of a repurchase at the option of Holders, the following definitions are applicable:

“Capital Stock” means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

“Change of Control” means the occurrence of any of the following:

(a)    the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s assets and the assets of its Subsidiaries, taken as a whole, to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act), other than the Company or one of its Subsidiaries;

(b)    the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its Subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares;

(c)    the Company consolidates, or merges with or into any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of its Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction;

(d)    the first day on which a majority of the Company’s members of its board of directors are not Continuing Directors; or

(e)    the adoption of a plan relating to the Company’s liquidation or dissolution.

Notwithstanding paragraphs (a), (b) and (c) above, a transaction will not be considered to be a Change of Control if (a) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (b)(x) immediately following that transaction, the direct or indirect holders of the Voting Stock of the holding company are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction or (y) immediately following that transaction, no person is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s board of directors who (a) was a member of such board of directors on

September 20, 2016 or (b) was nominated for election, elected or appointed to such board of directors with the approval of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination, election or appointment (either by a specific vote or by approval of a proxy statement in which such member was named as a nominee for election as a director).

“Investment Grade” means a rating of Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) and a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc., a subsidiary of Moody’s Corporation, and its successors.

“Rating Agencies” means (a) each of Moody’s and S&P; and (b) if any of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.

“Rating Event” means, with respect to the Securities, the rating on the Securities is lowered below Investment Grade by each of the Rating Agencies on any date beginning on the date of public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

“Voting Stock” means, with respect to any specified person as of any date, the Capital Stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture, which provisions apply to this Security. This Security is not subject to repayment at the Holder’s option.

No reference herein to the Indenture and no provision of this Security or the Indenture shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the respective due dates, place and rate, and in the Currency herein prescribed.

Default and Remedies. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Amendment, Modification and Waiver. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Denominations; Transfer and Exchange. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the records of the Registrar, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made to a Holder for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Persons Deemed Owners. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Miscellaneous. The Indenture and the Securities, including this Security, shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security and not defined herein shall have the meanings assigned to them in the Indenture.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused “CUSIP” numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers unto

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address, including Zip Code, of Assignee)

the within Security of Gilead Sciences, Inc. and                    hereby does irrevocably constitute and appoint

Attorney to transfer said Security on the books of the within-named Company with full power of substitution in the premises

Dated:

Signature

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Security in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:

NOTICE: Signature(s) must be guaranteed by an “eligible guarantor institution” that is a member or participant in a “signature guarantee program” (e.g., the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program and the New York Stock Exchange Medallion Program).

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of increase in Principal Amount of this Global Security	Amount of decrease in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee